UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2006
LOUDEYE CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-29583	91-1908833

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1130 Rainier Avenue South Seattle, Washington	98144

(Address of Principal Executive Offices)	Zip Code
(206) 832-4000

(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

Item 2.02 Results of Operation and Financial Condition
     On May 9, 2006, Loudeye issued a press release announcing its financial results for the first quarter ended March 31, 2006, and certain other information. A copy of Loudeye’s press release announcing these financial results and certain other information is furnished as Exhibit 99.1 hereto and is incorporated by reference into this Item 2.02.
     Loudeye management will conduct an audio webcast to discuss these financial results. The public is invited to listen in on this webcast. Management will discuss financial and operating results for the quarter and end the call with an audio question and answer session. Information regarding the first quarter 2006 results webcast is as follows:

Date:	Tuesday, May 9, 2006
Time:	5:00 p.m. EST / 2:00 p.m. PST
Audio Webcast:	5:00 p.m. EST / 2:00 p.m. PST; Webcast from
http://www.loudeye.com/en/aboutus/earningscalls.asp
     This webcast will be available until May 30, 2006 at 5:00 p.m. EST
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
     99.1 Press Release dated May 9, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loudeye Corp.
Dated: May 9, 2006	By:	/s/ Chris J. Pollak
Chris J. Pollak
Chief Financial Officer